EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of the Quanex Corporation 401(k) Savings Plan for Hourly Employees (the “Plan”) on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond A. Jean, Chief Executive Officer of Quanex Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Raymond A. Jean
Raymond A. Jean
Chief Executive Officer
June 30, 2003